Note 20 - Subsequent Event	9 Months Ended
Jul. 31, 2024
Statement Line Items [Line Items]
Disclosure of non-adjusting events after reporting period [text block]
20.	Subsequent event:

Acquisition of Stearns Bank Holdingford, N.A.

On August 30, 2024 the Bank through its wholly-owned US subsidiary VersaHoldings US Corp., acquired 100% of the outstanding shares of shares of Minnesota-based Stearns Bank Holdingford, N.A. ("SBH"), a privately held, wholly-owned subsidiary of Stearns Financial Services Inc. based in St. Cloud, Minnesota, for cash consideration of approximately US$14.0 million (CA$19.3 million), subject to closing related adjustments. SBH is a fully operational, OCC (Office of the Comptroller of the Currency)-chartered national bank, focused on small business lending. The acquisition follows the approval for acquisition received in June 2024 from OSFI, as well as the US’s OCC and the US Federal Reserve.

Upon the close of the share acquisition of SBH, the Bank acquired approximately US$61.1 million in assets and assumed approximately US$54.1 million in deposits and other liabilities and renamed SBH as VersaBank USA.  The acquisition will provide the Bank with access to US deposits to support the growth of its Receivable Purchase Program business, which the Bank launched in the United States in Fiscal 2022.  The acquisition is expected to be accretive to the Bank’s earnings per share within the first year after closing; and, VersaBank USA was well capitalized, as per the OCC’s definition of same, with a Total Capital ratio in excess of 10% as at August 30, 2024.